SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 11, 2002
                                                        ------------------

                                BrightCube, Inc.
               (Exact name of registrant as specified in charter)

        Nevada                    000-26693           87-0431036
----------------------------     ------------     -------------------
(State or other jurisdiction     (Commission        (IRS  Employer
    of incorporation)            File Number)     Identification No.)

240  Center  Street,  El  Segundo  CA                   90245
--------------------------------------------         -----------
(Address  of  principal  executive  offices)         (Zip  Code)

Registrant's  telephone  number,  including  area  code     (310) 535-4555
                                                            --------------


         (Former name or former address, if changed since last report.)


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ITEM  5.     Other  Events  and  Regulation  FD  Disclosure.

As disclosed in the Company's Form 10-QSB/A filed August 22, 2002, the Company needed to raise additional capital immediately. The Company has been unable to locate sufficient capital to date. As a result the Company does not believe it can continue to operate and will most likely be forced to cease operations and assign, reorganize or liquidate its assets. The Company is currently exploring which options will provide the greatest benefit to its creditors and if possible its shareholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                BrightCube,  Inc.



Date:  September  11,  2002     By: /s/  Al  Marco
                                   ------------------------
                                    Al Marco
                                    Chief Executive Officer




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